EXHIBIT 99.1


                                                                  EXECUTION COPY



                                  $225,000,000

                                 OMI CORPORATION

                    2.875% Convertible Senior Notes due 2024

                               Purchase Agreement
                               ------------------

                                                               November 30, 2004

Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

         OMI Corporation, a corporation incorporated under the laws of the Republic of the Marshall Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Jefferies & Company, Inc. (the "Purchaser") an aggregate of $225,000,000 principal amount of the Convertible Senior Notes of the Company specified above (the "Notes"). The Company also proposes to grant to the Purchaser an option to purchase up to $25,000,000 additional principal amount of such Notes to cover over-allotments, if any (the "Option Securities" and, together with the Notes, the "Securities"). The Securities are convertible into shares of Common Stock, par value $0.50 per share (the "Common Stock"), of the Company at the conversion price set forth in the Offering Memorandum (as defined below) (the "Conversion Price"). The Securities will have the benefit of a registration rights agreement (the "Registration Rights Agreement"), to be dated as of the First Closing Date (as defined herein), between the Company and the Purchaser, pursuant to which the Company will agree to register the resale of the Securities (and the Common Stock issuable upon conversion thereof) under the Securities Act (as defined below) subject to the terms and conditions therein specified. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.

         The sale of the Securities to the Purchaser will be made without registration of the Securities or the Common Stock issuable upon conversion thereof under the Securities Act of 1933, as amended, (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission thereunder, in reliance upon exemptions from the registration requirements of the Securities Act.

         1. The Company represents and warrants to, and agrees with, the Purchaser that:

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                  (a) A preliminary offering memorandum, dated November 29, 2004
(the "Preliminary Offering Memorandum") and an offering memorandum, dated November 30, 2004 (the "Offering Memorandum"), have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(e)) furnished by the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Memorandum or the Offering Memorandum and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein.

                  (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements incorporated into the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum material to the Company and its subsidiaries taken as a whole and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Offering Memorandum.

                  (c) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property (including each of the vessels listed in the Offering Memorandum) owned by them, in each case free and clear of all liens, encumbrances and defects except the security interests described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries taken as a whole.

                  (d) Each of the Company and its subsidiaries has been duly incorporated or formed and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdictions.

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                  (e) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of December 7, 2004 (the "Indenture"), between the Company and HSBC Bank USA, National Association, as Trustee (the "Trustee"), under which they are to be issued; the Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, the Common Stock issuable upon conversion of the Securities and the Indenture will conform to the descriptions thereof in or incorporated into the Offering Memorandum and will be in a form reasonably acceptable to the Purchaser.

                  (f) The Company has an authorized capitalization as incorporated by reference into the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Common Stock contained in or incorporated into the Offering Memorandum; Schedule I hereto constitutes a full and complete list of each direct or indirect subsidiary of the Company; and all of the issued shares of capital stock of each subsidiary of the Company or membership interests, as the case may be, have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth on Schedule I and except for directors' qualifying shares or interests where applicable) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those related to pledges of membership interests under the Credit Agreements (as defined in Annex I of this Agreement).

                  (g) The registration rights agreement dated as of the First Closing Date (the "Registration Rights Agreement"), between the Company and Jefferies & Company, Inc., has been duly authorized by the Company; and the Registration Rights Agreement, when executed and delivered by the Company and the Purchaser, will constitute a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

                  (i) Prior to the date hereof, except for the repurchase of Common Stock as described in "Use of Proceeds" in the Offering Memorandum, neither the Company nor any of

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its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities or the Common Stock issuable upon the conversion of the Securities.

                  (j) The issue and sale of the Securities and the issuance of the Common Stock upon conversion thereof and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) any of the provisions of the Articles of Incorporation or By-laws of the Company or Certificate of Formation or Limited Liability Company Agreement of any of its subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the issuance of the Common Stock upon conversion thereof, or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except (i) as have been or will be obtained or made on or prior to the time of purchase, (ii) consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser, or (iii) as may be required by federal and state securities laws (including, without limitation, the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended) with respect to the Company's obligations under the Registration Rights Agreement and the listing of the Common Stock issuable upon conversion of the Securities on the New York Stock Exchange in connection therewith.

                  (k) Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation, Certificate of Formation, By-laws or Limited Liability Company Agreement (as applicable) or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

                  (l) The Company and each of its subsidiaries carry insurance covering their respective vessels (including those vessels operating in commercial alliances), properties, operations, personnel and businesses, in such amounts and covering such risks as is adequate for the conduct of their business and is customary to their business. The Company and each of its subsidiaries also maintain appropriate levels of environmental damage and pollution insurance coverage, consistent with standard industry practice. None of the Company or any of its subsidiaries has received written notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance.

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                  (m) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations, international conventions and treaties relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (including petroleum and petroleum byproducts) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permits, licenses, authorizations or approvals, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses, authorizations or approvals that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (n) There has been no event in connection with the storage, transportation or handling of, and no treatment, generation, disposal, discharge, emission or other release of, any kind of any toxic or hazardous substances or wastes, including petroleum and any petroleum products or byproducts, due to, caused by or otherwise relating to the operations of the Company or any of its subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omission the Company or any of its subsidiaries is or could reasonably be expected to be liable), except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (o) In the ordinary course of its business, the Company identifies and evaluates costs and liabilities associated with the effect of Environmental Laws on the business, operations, and properties of the Company and its subsidiaries (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). The Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

                  (p) The statements set forth in the Offering Memorandum under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities and the Common Stock issuable upon the conversion of the Securities, under the caption "Tax Considerations" and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

                  (q) Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

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                  (r) The Company is not, and after giving effect to the
offering and sale of the Securities, will not be an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (s) In connection with the offer and sale of the Securities (including the common stock issuable upon conversion thereof) to the Purchaser, neither the Company nor its affiliates nor any person acting on its behalf has employed any form of general solicitation or general advertisement within the meaning of Rule 502(c) under the Securities Act. The Purchaser acknowledges that the Company identified the Purchaser as the potential initial purchaser of the Securities not later than November 16, 2004.

                  (t) Except in connection with the June 2004 offerings of 11,000,000 shares of common stock of the Company, for issuances of common stock in connection with employee benefit, executive compensation and director plans, or for sales by officers and directors which have been publicly disclosed, within the preceding six months, neither the Company or its affiliates nor any person acting on its or their behalf has offered or sold to any person any Securities or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchaser hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Jefferies & Company, Inc.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

                  (u) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  (v) Each of the vessels owned by the Company or one of its subsidiaries has been duly registered in the name of the subsidiary of the Company that owns it under the laws and regulations and the flag of the nation of its registration and no other action is necessary to establish and perfect such Subsidiary's title to and interest in such vessels as against any charterer or third party.

                  (w) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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                  (x) The Company has established and maintains "disclosure
controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

                  (y) The Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act that are effective as of the date of this Agreement and is actively taking steps to ensure that it will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

         2.

                  (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 96.75% of the principal amount thereof, plus accrued interest if any, from December 7, 2004 to the First Closing Date (as defined below), the principal amount of the Notes set forth in the first paragraph of this Agreement.

                  (b) Delivery of the Notes to be purchased by the Purchaser and payment therefor shall be made at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York 10103. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 7, 2004 or such other time and date as Jefferies & Company, Inc. and the Company may agree upon in writing. Such time and date are herein called the "First Closing Date".

                  (c) In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Purchaser to purchase up to $25,000,000 aggregate principal amount of Option Securities from the Company at the same price as the purchase price to be paid by the Purchaser for the Notes. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Purchaser to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of Option Securities as to which the Purchaser is exercising the option, (ii) the names and denominations in which the Option Securities are to be registered and (iii) the time, date and place at which such Option Securities will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of the Notes and the Option Securities). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Purchaser. Such date may be the same as the First Closing Date but not

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earlier than the First Closing Date nor later than 10 business days after the date of such notice. The Purchaser may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

         3. Upon the authorization by you of the release of the Securities the Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum, and the Purchaser hereby represents and warrants to, and agrees with the Company that:

                  (a) it will offer and sell the Securities only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A;

                  (b) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act; and

                  (c) it will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

         4. (a) The Securities to be purchased by the Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Jefferies & Company, Inc., against payment by or on behalf of the Purchaser of the purchase price therefor by wire transfer to an account designated by the Company at least two business days prior to the First Closing Date (and, if applicable, the Second Closing Date) in Federal (same day) funds, by causing DTC to credit the Securities to the account of Jefferies & Company, Inc. at DTC. The Company will cause the certificates representing the Securities to be made available to Jefferies & Company, Inc. for checking one business day prior to the First Closing Date or the Second Closing Date, as the case may be, at the offices of DTC or its designated custodian (the "Designated Office").

                  (b) The documents to be delivered at the First Closing Date or the Second Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchaser pursuant to
Section 7 hereof, will be delivered at such time and date at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, New York, New York (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the First Closing Date (and, if applicable, the Second Closing Date). A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the First Closing Date (or the Second Closing Date, as the case may be), at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

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         5.       The Company agrees with the Purchaser:

                  (a) To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof and to furnish you with copies thereof.

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Common Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (c) To furnish the Purchaser with copies of the Offering Memorandum and each amendment or supplement thereto signed by an authorized officer of the Company with the independent registered public accounting firm's accountants' report(s) in the Offering Memorandum, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to the Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance, and in case the Purchaser is required to deliver a Offering Memorandum in connection with sales of any of the Securities at any time nine months or more after the date of the Offering Memorandum, upon the Purchaser's request but at the expense of the Purchaser, to prepare and deliver to the Purchaser as many written and electronic copies as the Purchaser may request of an amended or supplemented Offering Memorandum.

                  (d) Not to be or become, at any time prior to the expiration of three years after the First Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (e) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the

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"Additional Issuer Information") satisfying the requirements of subsection
(d)(4)(i) of Rule 144A under the Securities Act.

                  (f) If requested by you, to use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.

                  (g) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

                  (h) During a period of five years from the date of the Offering Memorandum, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to make available to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission).

                  (i) During the period of two years after the First Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

                  (j) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Memorandum under the caption "Use of Proceeds".

                  (k) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Securities.

                  (l) To use its best efforts to list, subject to notice of issuance, the shares of Common Stock issuable upon conversion if the Securities on the New York Stock Exchange.

         6. The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Common Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or producing

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this Agreement, the Indenture, the Blue Sky and legal investment surveys, the closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities and the shares of Common Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing of the shares of Common Stock issuable upon conversion of the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 10 hereof, the Purchaser will pay its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Purchaser to purchase and pay for the Securities as provided herein on the First Closing Date and, with respect to the Option Securities, the Second Closing Date, shall be subject, in its discretion, to (i) the condition that all representations and warranties and other statements of the Company herein are true and correct as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Securities, as of the Second Closing Date as though then made, (ii) the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and (iii) the following additional conditions:

                  (a) On each of the First Closing Date and the Second Closing Date, Vinson & Elkins L.L.P., counsel for the Purchaser, shall have furnished to you such opinion or opinions, dated as of such Closing Date, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (b) On each of the First Closing Date and the Second Closing Date, Fredric S. London, general counsel for the Company, shall have furnished to you his written opinion, dated as of such Closing Date, in form and substance satisfactory to you, to the effect set forth on Annex II hereto.

                  (c) On each of the First Closing Date and the Second Closing Date, Coudert Brothers LLP, counsel for the Company, shall have furnished to you its written opinion, dated as of such Closing Date, in form and substance satisfactory to you, to the effect set forth on Annex III hereto.

                  (d) On each of the First Closing Date and the Second Closing Date, Dennis J. Reeder, Attorney-At-Law, counsel for the Company, shall have furnished to you his written opinion, dated as of such Closing Date, in form and substance satisfactory to you, to the effect set forth on Annex IV hereto.

                  (e) On the date of the Offering Memorandum prior to the execution of this Agreement and also on each of the First Closing Date and the Second Closing Date, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you.

                  (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action order or decree, otherwise than as set forth or contemplated in the Offering Memorandum, and (ii) since the respective dates as of which information is given in the Offering Memorandum there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Jefferies & Company, Inc. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Memorandum.

                  (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and
(ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or
(v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of Jefferies & Company, Inc. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Memorandum.

                  (i) The Securities shall have been designated for trading on PORTAL.

                  (j) The Company shall have furnished or caused to be furnished to you on each of the First Closing Date and the Second Closing Date, if applicable, certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date in all material respects and as to such other matters as you may reasonably request.

                  (k) The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Purchaser), and the Registration Rights Agreement shall be in full force and effect.

         8. (a) The Company will indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities, joint or several, to which it may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein.

                  (b) The Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The Company acknowledges that the statements set forth in the 8th, 9th and 12th paragraphs under the heading "Plan of Distribution" of the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Purchaser for inclusion in the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchaser. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchaser was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act; and the obligations of the Purchaser under this Section 8 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling person of the Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         10. If for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchaser for all out-of-pocket expenses approved in writing, including fees and disbursements of counsel, reasonably incurred by the Purchaser in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Purchaser except as provided in Sections 6 and 8 hereof.

         11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission to the Purchaser at 520 Madison Avenue, New York, New York 10022, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to OMI Corporation, One Station Place, Stamford, CT 06902, Attention: Corporate Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and its subsidiaries, and to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

         13.      Time shall be of the essence of this Agreement.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                      [the remainder of this page is blank]

         If the foregoing is in accordance with your understanding, please sign and return to us one counterpart hereof for the Company plus one counterpart hereof for each counsel, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you and the Company.

                                    Very truly yours,

                                    OMI Corporation


                                    By: /s/ Craig H. Stevenson, Jr.
                                        ----------------------------------------
                                        Name:  Craig H. Stevenson, Jr.
                                        Title: Chairman and Chief Executive
                                               Officer




Accepted as of the date hereof:

Jefferies & Company, Inc.

By: /s/ John W. Sinders, Jr.
    -------------------------------------------
    Name:  John W. Sinders, Jr.
    Title: Managing Director












                       [PURCHASE AGREEMENT SIGNATURE PAGE]

                                   SCHEDULE I

        SUBSIDIARIES                         JURISDICTION OF ORGANIZATION
--------------------------------------   ---------------------------------------
Amazon Shipping LLC                      Marshall Islands
Ashley Shipping LLC                      Marshall Islands
Bandar Ayu Shipping LLC                  Marshall Islands
Charente Shipping LLC                    Marshall Islands
Columbia Shipping LLC                    Marshall Islands
Dakota Shipping LLC                      Marshall Islands
Delaware Shipping LLC                    Marshall Islands
Ganges Shipping LLC                      Marshall Islands
Garonne Shipping LLC                     Marshall Islands
Guadalupe Shipping LLC                   Marshall Islands
Fox Shipping LLC                         Marshall Islands
Hudson Shipping LLC                      Marshall Islands
Isere Shipping LLC                       Marshall Islands
Loire Shipping LLC                       Marshall Islands
Madison Shipping LLC                     Marshall Islands
Marne Shipping LLC                       Marshall Islands
Moselle Shipping LLC                     Marshall Islands
Neches Shipping LLC                      Marshall Islands
Ohio Shipping LLC                        Marshall Islands
OMI Marine Services LLC                  Delaware
Orontes Shipping LLC                     Marshall Islands
Ottawa Shipping LLC                      Marshall Islands
Pecos Shipping LLC                       Marshall Islands
Potomac Shipping LLC                     Marshall Islands
Rhone Shipping LLC                       Marshall Islands
Roanoke Shipping LLC                     Marshall Islands
Rosetta Shipping LLC                     Marshall Islands
Sabine Shipping LLC                      Marshall Islands
Sacramento Shipping LLC                  Marshall Islands
San Jacinto Shipping LLC                 Marshall Islands
Saone Shipping LLC                       Marshall Islands
Seine Shipping LLC                       Marshall Islands
Somjin Shipping LLC                      Marshall Islands
Soyang Shipping LLC                      Marshall Islands
Tamar Shipping LLC                       Marshall Islands
Tandjung Ayu Shipping LLC                Marshall Islands
Tevere Shipping, LLC                     Marshall Islands
Tiber Shipping LLC                       Marshall Islands
Trinity Shipping LLC                     Marshall Islands

                                     ANNEX I

"Credit Agreements" means the secured reducing revolving credit facility in the original amount of $348 million by Den Norske Bank, ASA (now known as DNB Nor Bank, ASA) and the banks and financial institutions identified therein as lenders, dated as of July 27, 2001; the secured term loan facility in the original amount of $40 million by Deutsche Schiffsbank Aktiengesellschaft and the banks and financial institutions identified therein, dated as of September 7, 2001; the secured term loan facility in the original amount of $44 million by ING Bank NV and the banks and financial institutions identified therein, dated as of December 13, 2001; the senior secured term loan in the original amount of $64.8 million by ING Bank NV and the banks and financial institutions identified therein as lenders, dated as of June 10, 2003; the senior secured loan facility in the original amount of $34.475 million by Nordea Bank Finland PLC and the banks and financial institutions identified therein as lenders, dated as of August 11, 2003; the secured term loan facility in the original amount of $34.3 million by Deutsche Schiffsbank Aktiengesellschaft and the banks and financial institutions identified therein, dated as of August 12, 2003; the senior secured term loan facility in the original amount of $50.4 million by Societe Generale and the banks and financial institutions identified therein as lenders, dated December 8, 2003; the senior secured term loan facility in the original amount of $24 million by NIB Capital Bank NV, dated December 18, 2003; and the senior secured term loan facility in the original amount of up to $70.828 million by ING Bank NV and the banks and financial institutions identified therein, dated as of May 27, 2004; the secured term loan facility in the original amount of $ 142 million by DNB Nor Bank, ASA, dated November 17, 2004; and the reducing revolving credit facility in the original amount of $375 million by Nordea Bank Finland PLC and the banks and financial institutions identified therein as lenders, dated as of November 24, 2004.

                                    ANNEX II

         Pursuant to Section 7(b) of the Purchase Agreement, Fredric S. London, general counsel for the Company, shall furnish his written opinion to the Purchaser to the effect that:

                  (i) The Company has been duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and the Company has an authorized capitalization as incorporated by reference into the Offering Memorandum and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable (such counsel being entitled to rely in respect of the opinions in this clause upon opinions of local counsel and upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

                  (ii) Each subsidiary of the Company has been duly formed or incorporated (as the case may be) under the laws of its jurisdiction of formation and is validly existing as a limited liability company or corporation (as the case may be) in good standing under the laws of its jurisdiction of formation; and all of the membership interests of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying interests to the extent applicable and except as set forth on Schedule I hereto) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those to related to pledges of membership interests under the Credit Agreements (as defined in Annex I of this Agreement) (such counsel being entitled to rely, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such certificates).

                  (iii) To the best of such counsel's knowledge and other than as set forth in or incorporated by reference into the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (iv) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

                  (v) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (vi) The issue and sale of the Securities and the issuance of the Common Stock upon conversion thereof and the compliance by the Company with all of the provisions of this Agreement, the Securities, the Indenture and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) any of the provisions of the Certificate of Formation or Limited Liability Company Agreement of any of the Company or any of its subsidiaries or (iii) to the best of such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

                  (vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale to the Purchaser of the Securities or the issuance of the Common Stock upon conversion thereof or the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement or the Indenture, except (i) as have been or will be obtained or made on or prior to the time of purchase, (ii) consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser, or (iii) as may be required by federal and state securities laws (including, without limitation, the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended) with respect to the Company's obligations under the Registration Rights Agreement and the listing of the Common Stock issuable upon conversion of the Securities on the New York Stock Exchange in connection therewith.

                  (viii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation, Certificate of Formation, By-laws or Limited Liability Company Agreement or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

                  (ix) Such counsel has no reason to believe that the Offering Memorandum and any further amendments or supplements thereto made by the Company prior to such Closing Date (other than the financial statements therein, as to which such counsel need express no opinion) contained as of its date or contains as of such Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (x) The Company is not an "investment company," as such term is defined in the Investment Company Act.

                                    ANNEX III

         Pursuant to Section 7(c) of the Purchase Agreement, Coudert Brothers LLP, counsel for the Company, shall furnish its written opinion to the Purchaser to the effect that:

                  (i) Assuming due authorization, execution and delivery by the Trustee and the Company, the Indenture constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (ii) Assuming due authorization, execution and delivery by the Company, the Securities constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform to the descriptions thereof in the Offering Memorandum.

                  (iii) The issue and sale of the Securities and the issuance of the Common Stock upon conversion thereof and the compliance by the Company with all of the provisions of this Agreement, the Securities, the Indenture and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any of the Credit Agreements listed on Annex I to which the Company is a party or by which the Company is bound.

                  (iv) No consent, approval, authorization, order, registration or qualification of or with any New York or U.S. federal court or governmental agency or body (except for any maritime or admiralty agency or body) is required for the issue and sale to the Purchaser of the Securities or the issuance of the Common Stock upon conversion thereof or the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement or the Indenture, except
         (i) as have been or will be obtained or made on or prior to the time of purchase, (ii) consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchaser, or (iii) as may be required by federal and state securities laws (including, without limitation, the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended) with respect to the Company's obligations under the Registration Rights Agreement and the listing of the Common Stock issuable upon conversion of the Securities on the New York Stock Exchange in connection therewith.

                  (v) No registration of the Securities under the Securities Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer and sale of the Securities to the Purchaser in the manner contemplated by this Agreement.

                  (vi) Such counsel has no reason to believe that the Offering Memorandum and any further amendments or supplements thereto made by the Company prior to such Closing Date (other than the financial statements therein, as to which such counsel need express no opinion) contained as of its date or contains as of such Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (vii) The Company is not an "investment company", as such term is defined in the Investment Company Act.

                  (viii) The statements set forth in the Offering Memorandum under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Tax Considerations" and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

                                    ANNEX IV

         Pursuant to Section 7(d) of the Purchase Agreement, Dennis J. Reeder, Attorney-At-Law, counsel for the Company, shall furnish his written opinion to the Purchaser to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Republic of the Marshall Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum.

                  (ii) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                  (iii) Each subsidiary of the Company formed under the laws of the Republic of the Marshall Islands (the "M.I. Subsidiaries") has been duly formed and is validly existing as a limited liability company in good standing under the laws of the Republic of the Marshall Islands; and all of the membership interests of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those related to pledges of membership interests under the Credit Agreements (as defined in Annex I of this Agreement) (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates).

                  (iv) The Securities have been duly authorized and executed by the Company; and the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Indenture, will be duly and validly issued and fully paid and non-assessable; and the shares of Common Stock initially issuable upon conversion of the Securities will conform to the description of the Common Stock contained in the Offering Memorandum.

                  (v) This Agreement, the Indenture and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

                  (vi) The issue and sale of the Securities, the issuance of the Common Stock upon conversion of the Securities and the compliance by the Company and the M.I. Subsidiaries with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in any violation of the provisions of the Articles of Incorporation, Certificate of Formation, Bylaws, Limited Liability Company Agreement, or similar organizational document, as applicable, of the Company or any of the M.I. Subsidiaries.

                  (vii) The laws of the Republic of the Marshall Islands applicable therein permit an action to be brought in a court of competent jurisdiction in the Republic of the Marshall Islands on a final and conclusive judgment in personam of a United States Federal court or a court of the State of New York sitting in the Borough of Manhattan in The City of New York (the "New York Court"), respecting the enforcement of the Notes or the Indenture, that is not impeachable as void or voidable under the laws of the State of New York and that is for a sum certain in money if:

                           (A) the New York Court that rendered such judgment
                  has jurisdiction over the judgment debtor, as recognized by the courts of the Republic of the Marshall Islands and in accordance with its conflict of laws rules (and submission by the Company and the M.I. Subsidiaries in the Indenture to the jurisdiction of the New York Court will be sufficient for this purpose);

                           (B) such judgment was not obtained by fraud or in a
                  manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of the Republic of the Marshall Islands applicable therein;

                           (C) the enforcement of such judgment does not
                  constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory, public or penal laws;

                           (D) no new admissible evidence relevant to the action
                  is discovered prior to the rendering of judgment by the court in the Republic of the Marshall Islands; and

                           (E) the action to enforce such judgment is commenced
                  within six years after the date of such judgment.

                           (F) To the best of such counsel's knowledge, under
                  present laws of the Republic of the Marshall Islands there is no reason to believe that a court in the Republic of the Marshall Islands would avoid recognition of a judgment of a New York Court under the Indenture or on the Notes based upon a reasonable interpretation of public policy so long as the provisions of the Republic of the Marshall Islands Uniform Enforcement of Foreign Money Judgments Act are complied with.